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                                                                EXHIBIT 10.04(b)
                                                                ----------------

                              AMENDMENT NO. 1 TO

                         REGISTRATION RIGHTS AGREEMENT

           THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (the "Amendment") is made and entered into as of the 6th day of November, 1996, by and between OCCUPATIONAL HEALTH + REHABILITATION INC, a Delaware corporation (the "Company") and the undersigned holders (the "Amending Holders"), which holders hold at least two-thirds of the aggregate number of outstanding shares of Restricted Stock of the Company, pursuant to the terms of that certain Registration Rights Agreement dated as of June 6, 1996 (the "Original Agreement") by and between the Company and the holders listed on Schedules I, II and III thereto. All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement.

                                  WITNESSETH

           WHEREAS, the Company and certain holders of the Company's Restricted Stock, including the Amending Holders, entered into the Original Agreement; and

           WHEREAS, simultaneously with the execution of this Amendment, in connection with and as a condition to the Company's sale of its Series A Convertible Preferred Stock, the Company will enter into that certain Registration Rights Agreement dated as of the date hereof (the "Investor Rights Agreement") with certain investors of the Company listed on Schedule A thereto; and

           WHEREAS, the Investor Rights Agreement includes certain provisions relating to underwriter cutbacks which are inconsistent with the Original Agreement and provides certain additional rights to holders with Rule 144 rights; and

           WHEREAS, the Amending Holders hold at least two-thirds of the aggregate number of outstanding shares of Restricted Stock held of record by the Holders or their permitted successors and assigns; and

           WHEREAS, the Company and the Amending Holders desire to amend the Original Agreement pursuant to Section 12(d) thereof in order to improve the consistency among the registration rights granted by the Company;

           NOW THEREFORE, the Original Agreement is hereby amended as follows, effective as of the date and year first above written:
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1.   The parenthetical "(the "Demand Holders")" is hereby added after the words
"from the date of receipt of a notice from requesting Holders pursuant to this
Section 4" in the last sentence of Section 4(c) of the Original Agreement.

2.   The following is hereby added to the end of Section 4(c) of the Original
Agreement:

     provided, however, that following receipt of any notice under this Section
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     4, the Company shall immediately notify all holders of the Company's Common
     Stock who have contractual rights to demand registrations pursuant to the terms of any other registration rights agreement to which the Company is a party. Upon the written request of such demand rights holders constituting the requisite percentages of shares to initiate a demand under any such other registration rights agreement, specifying the number of shares to be registered, which request shall be deemed to be an exercise of a demand right under the terms of the registration rights agreement to which they are parties, such demand rights holders shall be deemed to be Demand
     Holders and the shares requested to be registered by such Demand Holders shall be deemed to be Registrable Shares, in each case, for purposes of
     Section 4(d), provided that such written requests are received by the
                   --------
     Company within 30 days of the giving of notice by the Company.

3.   A new Section 4(d) is hereby added to the Original Agreement:

          (d) If, in the opinion of the managing underwriter, the
     inclusion in a registration statement to be filed under this Section of any shares other than the Registrable Shares requested to be registered under this Section by Demand Holders would adversely affect the marketing of such shares, then, in such event (a) such other shares may be included in such registration only if all of the Registrable Shares requested to be registered by Demand Holders hereunder are included, and (b) such other shares shall be subject to the provisions of Section 5 and the first sentence of Section 4(c) as to priority of inclusion. If, in the opinion of the managing underwriter, the inclusion of the Registrable Shares requested to be registered under this Section by Demand Holders would adversely affect the marketing of such Registrable Shares, Registrable Shares to be sold by the Demand Holders shall be excluded in such manner that the Registrable Shares to be excluded shall first be the Registrable Shares of Demand Holders who are not affiliates (as defined in Rule 144 of the Securities Act) of the Company (the "Affiliate Holders") and whose Registrable Shares are then saleable under Rule 144(e) or Rule 144(k) under the Securities Act and then pro rata among them, and if further reduction is necessary, shall next be pro rata among the remaining Registrable Shares of the Demand Holders who are Affiliate Holders or whose Registrable Shares are not then saleable under Rule 144(e) or Rule 144(k), provided, however,
                                                             --------  -------
     that notwithstanding anything in this Agreement to the contrary, in respect of the first underwritten public offering following the date of
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     the Investor Rights Agreement, no reduction shall reduce the number of shares which may be sold by requesting holders who are parties to the Investor Rights Agreement to less than 25% of the shares to be sold in such offering.

4. The last sentence of Section 5 of the Original Agreement entitled "Incidental Registration" is hereby deleted in its entirety and the following substituted in lieu thereof:

     In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company or the requesting party therein or that such reduction is otherwise advisable, provided, however, that after any shares to be sold by selling holders that do not have contractual rights to have shares included in such registration have been excluded, shares to be sold by the Holders shall be excluded in such manner that the shares to be excluded shall first be the shares of selling Holders and other requesting holders who, in each case, are not Affiliate Holders and whose shares are then saleable under Rule 144(e) or Rule 144(k) under the Securities Act and then pro rata among them, and if further reduction is necessary, shall next be pro rata among the remaining shares of the selling Holders and other requesting holders who are Affiliate Holders or whose shares are not then saleable under Rule 144(e) or Rule 144(k), unless such registration is pursuant to the exercise of a demand right of another securityholder, in which event such securityholder shall be entitled to include all shares it desires to have so included before any shares of Restricted Stock or shares of any other holder are included therein and provided, however, that notwithstanding anything in this Agreement to the
     --------  -------
     contrary, in respect of the first underwritten public offering following the date of the Investor Rights Agreement, no reduction shall reduce the number of shares which may be sold by requesting holders who are parties to the Investor Rights Agreement to less than 25% of the shares to be sold in such offering.

5. The last paragraph of Section 11 of the Original Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

          The Company shall not be required to effect a registration pursuant to Section 4, 5 or 6 hereof for any Holder desiring to participate in such registration who (a) may then dispose of all of its shares of Restricted Stock pursuant to Rule 144 within the three-month period following such proposed registration; and (b) holds less than 1% of the outstanding capital stock of the Company (on a common stock-equivalent basis) at the time of such registration.
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6.   The term "Agreement" as used in the Original Agreement shall mean the
Original Agreement, as amended by this Amendment.

7. As so amended by this Amendment, the Original Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each party hereto has caused this Amendment to be signed in counterpart or otherwise by its duly authorized officer or partner, as the case may be, as of the date and year first written above.

                                          COMPANY:

                                          OCCUPATIONAL HEALTH +
                                           REHABILITATION INC

                                          By:
                                             ----------------------------------
                                              John C. Garbarino
                                              Its President and Chief Executive
                                              Officer

                                          AMENDING HOLDERS:

                                          THE VENTURE CAPITAL FUND OF
                                          NEW ENGLAND III, L.P.

                                          By: FH + Co. III, L.P.
                                              Its General Partner

                                              By:
                                                 -----------------------------
                                                 Name:
                                                      ------------------------
                                                 Title:  Its General Partner
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                                          BANCBOSTON VENTURES, INC.

                                          By:
                                             ------------------------------
                                             Name:
                                                  -------------------------
                                             Title:
                                                   ------------------------


                                          PRINCE VENTURE PARTNERS III,
                                          LIMITED PARTNERSHIP

                                          By:
                                             ------------------------------
                                             Name:
                                                  -------------------------
                                             Title: Its General Partner



                                          ASSET MANAGEMENT ASSOCIATES,
                                          1989, L.P.

                                          By:  AMC Partners 89, L.P.
                                               Its General Partner

                                               By:
                                                  -----------------------------

                                          By:
                                             ----------------------------------
                                               John C. Garbarino

                                          By:
                                             ----------------------------------
                                               Lynne M. Rosen